UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2019

CHATHAM LODGING TRUST
(Exact name of Registrant as specified in its charter)

Maryland	001-34693	27-1200777
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

222 Lakeview Avenue, Suite 200 West Palm Beach, Florida	33401
(Address of principal executive offices)	(Zip Code)
(561) 802-4477
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b.2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange On Which Registered
Common Shares of Beneficial Interest, $0.01 par value	CLDT	New York Stock Exchange

ITEM 5.02  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On May 15, 2019, the Board of Trustees, upon the recommendation of the Nominating and Corporate Governance Committee, appointed Robert Perlmutter as lead independent trustee of the Company to fill the vacancy created by the retirement of Miles Berger, effective immediately. In addition, the Board, upon the recommendation of the Nominating and Corporate Governance Committee, and to address the retirements from the Board by C. Gerald Goldsmith and Mr. Berger, restructured the committees of the Board as follows: Compensation Committee: Robert Perlmutter (Chair), Thomas J. Crocker; Audit Committee: Edwin B. Brewer, Jr. (Chair), Jack DeBoer, Mary Beth Higgins; and Nominating and Corporate Governance Committee: Mr. Crocker (Chair) and Mr. Perlmutter.

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
On May 15, 2019, Chatham Lodging Trust (the “Company”) held its Annual Meeting of Shareholders. The matters on which the shareholders voted, in person or by proxy were:

(i)
for the election of trustees Edwin B. Brewer, Jr., Thomas J. Crocker, Jack DeBoer, Jeffrey H. Fisher, Mary Beth Higgins, Robert Perlmutter, and Rolf E. Ruhfus to serve until our 2020 Annual Meeting of Shareholders and/or until their successors are duly elected and qualified;

(ii)	for the ratification of the selection of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accountants for the year ending December 31, 2019; and

(iii)	for the approval, in an advisory and non-binding vote, of the compensation of the Company’s named executive officers.

All of the nominees were elected, the ratification to select the independent registered public accountants was approved, and the compensation of the Company’s named executive officers was approved. The results of the voting were as follows:

Trustee	Votes For	Votes Against/Withheld	Abstain	Broker Non-Votes
Edwin B. Brewer, Jr.	35,431,462	482,310	—	6,513,880
Thomas J. Crocker	23,431,122	12,482,650	—	6,513,880
Jack P. DeBoer	35,411,259	502,513	—	6,513,880
Jeffrey H. Fisher	35,399,686	514,086	—	6,513,880
Mary Beth Higgins	35,546,624	367,148	—	6,513,880
Robert Perlmutter	35,370,249	543,523	—	6,513,880
Rolf E. Ruhfus	35,417,793	495,979	—	6,513,880
Edwin B. Brewer, Jr.	35,431,462	482,310	—	6,513,880

Ratification of the selection of independent registered public accountants:

Votes For	Votes Against	Abstentions
40,916,031	1,457,220	54,401

Approval of compensation of named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
34,913,465	871,932	128,375	6,513,880

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHATHAM LODGING TRUST

May 15, 2019	By:	/s/ Jeremy B. Wegner

Name: Jeremy B. Wegner
Title: Senior Vice President and Chief Financial Officer